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                                                                   EXHIBIT 10.15

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[LOGO] NORWEST FUNDING

Norwest Funding Inc.                                               Loan Purchase
3601 Minnesota Drive - Suite 200                                       Agreement
Minneapolis, Minnesota 55435
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This Agreement made as of July 8, 1996, by and among Michael Strauss, Inc. dba
American Home Mortgage, dba American Brokers Conduit, a duly organized and validly existing Corporation with its principal place of business at 12 E. 49th St., N.Y., N.Y. 10017 (the "Seller") and Norwest Funding, Inc. ("Norwest").

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1. Recitals
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7 | 8 | 96      Norwest desires to purchase and Seller desires to sell to
----------      Norwest (check and initial the appropriate box):

[ILLEGIBLE]     FHA-insured or VA-guaranteed mortgage loans ("Government Loans")
-----------     eligible for inclusion in Government National Mortgage
Norwest         Association ("GNMA") securities backed by the Government Loans together with the servicing rights to the Government Loans on
[ILLEGIBLE]     the terms and conditions set forth in this Agreement and in the
-----------     Norwest Government Lender/Seller Operating Manual (the
Seller          "Government Manual")

7 | 8 | 96      Pipeline Limits: Mandatory $500K          Best Effort: $4M
----------
                Mortgage loans other than Government Loans ("Conventional
[ILLEGIBLE]     Loans")together with the servicing rights to the Conventional
-----------     Loans on the terms and conditions set forth in this Agreement
Norwest         and in the Norwest Conventional Lender/Seller Operating Manual
                (the "Conventional Manual")
[ILLEGIBLE]
-----------     Pipeline Limits: Mandatory $500K          Best Effort: $15M
Seller

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2. Consideration
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Norwest and Seller, in consideration of the terms, conditions, promises and agreement set forth in this Agreement and other good and valuable consideration, the receipt of which is hereby acknowledged, hereby agree to the terms of this Agreement.

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3. The Manual
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The Government Manual and the Conventional Manual are collectively referred to in this Agreement as the Manual. Seller and Norwest agree and understand that the Government Manual applies to Government Loans and the Conventional Manual applies to Conventional Loans. Seller acknowledges that it has received and read the Manual. All provisions of the Manual are incorporated; by reference into this Agreement and shall be binding upon Seller and Norwest. Any reference in the Manual to Norwest Mortgage, Inc. shall be construed to mean Norwest. Specific reference in this Agreement to particular provisions of the Manual and not to other provisions does not mean that those provisions of the Manual not specifically cited in the Agreement are not applicable. All terms used herein shall have the same meaning as the terms have in the Manual, unless the context clearly requires otherwise. Norwest may amend the Manual from time to time upon written notice to Seller. In the event of any conflict between the provisions of this Agreement and the Provisions of the Manual, the provisions of this Agreement shall control.

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4. Commitments.
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Seller may order Single Loan or Bulk commitments from Norwest in accordance with the Manual for any Eligible Mortgage Loans which Seller intends to sell to Norwest. When the commitment is registered, Norwest will send Seller a written confirmation of the commitment in the form contained in the Manual ("Commitment Confirmation")

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5. Eligible Mortgage Loans
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Eligible Mortgage Loans are loans which satisfy all of the requirements contained in the Manual and the product profile for the particular Eligible Mortgage Loan shown on the Commitment.

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6. Purchase Price
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The Purchase Price for each Eligible Mortgage Loan sold by Seller to Norwest shall be mutually agreed to by Seller and Norwest in accordance with the Manual. The Purchase Price will be shown on the Commitment Confirmation relating to the Eligible Mortgage Loan ("Commitment Confirmation"). Norwest agrees to guarantee the Purchase Price for the Eligible Mortgage Loan for the time period shown on the Commitment Confirmation and Seller Agrees to close the Eligible Mortgage Loan and deliver it to Norwest within the time period.

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7. Delivery Requirements
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Seller will deliver Eligible Mortgage Loans as provided for in the Manual.

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8. Commitment Delivery Deadlines and Funding Dates
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Norwest will notify Seller of the applicable commitment delivery deadline and funding cutoff date for each commitment obligation and Seller agrees to provide Norwest with sufficient, prudently and properly underwritten Eligible Mortgage Loans to fulfill the commitment by the commitment delivery deadline as provided for in the Manual. For each commitment, Seller must deliver prudently and properly underwritten Eligible Mortgage Loans with aggregate principal balances within the tolerance set out in the Manual. Substitutes for rejected mortgage loan will only be accepted as provided for in the Manual.

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9. Penalties and Fees
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In the event Seller does not comply with the loan delivery procedures contained in this Agreement and the Manual, Seller shall pay Norwest the applicable late delivery, late correction or buyout penalties or fees as provided for in the Manual.

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10. Representations
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A.    Seller hereby makes all representations, warranties and covenants set forth in the Manual and this Agreement with respect to each Eligible Mortgage Loan delivered to Norwest pursuant to this Agreement as the date of delivery.

B. Seller represents that it will not select Eligible Mortgage Loans in the manner materially adverse to Norwest when delivering loans to fulfill a commitment. Norwest may audit Seller's selection procedures during regular business hours to assure itself that the selection procedures are not materially adverse to Norwest: in the event Norwest reasonably demonstrates that materially adverse selection procedures were used, Seller shall within 30 days repurchase and/or replace affected loans with Eligible Mortgage Loans selected in a manner which is not materially adverse to Norwest.

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11. Remedies
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A.    Seller recognizes that Norwest intends to rely on its commitments from
      Seller and will without notice to Seller, make binding commitments in reliance thereon. Seller agrees that actual delivery of the Loans under each commitment is the essence of the Agreement and is, therefore, mandatory within the delivery period as set forth in the Manual. Seller acknowledges and agrees that Norwest shall be entitled to specific performance if Seller fails to perform any of Seller's commitments since money damages may not adequately compensate Norwest for its losses and Norwest may be unable to effect cover in order to satisfy its commitments with third parties. Upon Seller's insolvency, repudiation or failure to perform its obligations, Norwest may proceed immediately by its own acts, order or seizure, or such other remedy as may be available at law or equity to take possession of all documents relating to a loan belonging to Seller which could qualify for sale to Norwest pursuant to Seller's commitments.

B. Seller shall indemnify and hold Norwest harmless from any claim, loss, cost or damages, including reasonable attorney fees, resulting from: (1) the inaccuracy of any of Seller's representations or warranties in this Agreement, including the representations and warranties set out in the Manual, or (2) Seller's breach of any of its promises or covenants in this agreement including, but not limited to, the covenants contained in this Manual.

C. In the event Seller breaches any warranty, representation or covenant relating to an Eligible Mortgage Loan purchased by Norwest under this Agreement, Seller shall upon Norwest's demand, repurchase the Eligible Mortgage Loan for the amount calculated in accordance with the Manual.

D. The remedies provided for in this Agreement are not exclusive and are in addition to any other remedies which Norwest may have in law or equity.

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12. General Provisions
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A.    Seller's repudiation, breach or inability to perform any of its commitments may, at Norwest's Option, be deemed a repudiation, breach or failure to perform all of its outstanding commitments to Norwest.

B. Norwest's failure to enforce any provision of this Agreement shall not be deemed a waiver of that or any other provision with respect to that or any other transaction with Norwest.

C. Seller's rights and obligations hereunder shall not be assignable without Norwest's prior written consent. Norwest may sell or assign without restriction its rights under this Agreement or in and to any commitment issued or Eligible Mortgage Loan purchase pursuant to this Agreement.

D. This Agreement shall be construed and governed by the laws of the State of Minnesota.

E. Time is of the essence with respect to this Agreement and the commitments entered into pursuant to this Agreement.

F. Seller affirms that prior to the execution of this Agreement and during the term of this Agreement it was and is respectively approved as an originator, seller/servicer by the U.S. Department of Housing and Urban Development (HUD), and/or either the Federal National Mortgage Association
      (FNMA), or the Federal Home Loan Mortgage Corporation (FHLMC) for Government Loans and/or Conventional Loans, respectively.

G. Prior to Norwest being requested to purchase any loan hereunder, Seller agrees to provide its most recent audited financial statement, along with a board resolution or Secretary's certification, with specimen signatures, authorizing the individual signing this Agreement to enter into contracts on behalf of the Seller and authorizing the specific individuals who may accept pricing of individual loans hereunder. In addition, Seller shall, within 90 days following the end of each fiscal year, deliver to Norwest copies of its Audited Financial Statement.

H. Seller grants Norwest the right of set-off and Norwest may deduct any fees, penalties or other sums owed to Norwest by Seller under the terms of this Agreement from the Purchase Price for Eligible Mortgage Loans being purchased by Norwest from Seller pursuant to this Agreement.

I. The Seller is not authorized to use the corporate name "Norwest Mortgage, Inc.", "Norwest Funding, Inc.", "Norwest Bank" or any derivation thereof, or any of the service marks of Norwest Mortgage or Norwest Funding, in any of the Seller's promotional or other materials without the prior written consent of Norwest. As consideration for granting consent, the Seller agrees to indemnify Norwest, from and hold it harmless against any loss, damage or expense, including those incurred in defending any action or proceeding, which results from its use of the corporate name, trade name or service marks.

J. At no time shall Seller represent that it is acting as the agent of Norwest Mortgage, Inc. or Norwest. Seller is and shall act as an Independent Contractor.

K. All notices to be given under this Agreement shall be mailed first class to the parties' principal place of business to the attention of a person to be designated below by Norwest and Seller.

            a. Send notices to Seller to the attention of: Michael Strauss, President

            b. Send notices to Norwest to the attention of: James R. Loving, Senior Vice President

L.    Norwest may, at its sole discretion, terminate this Agreement with five
      (5) days written notice to Seller. Norwest will honor its commitment to purchase loans for which written confirmation has been given to Seller prior to termination; provided that all of the terms and conditions contained in the Agreement have been met.

M. This is the entire agreement between Seller and Norwest and supersedes all prior discussions and agreements. This Agreement cannot be changed except in writing signed by Norwest and Seller.

               Michael Strauss, Inc. dba American Home Mortgage, dba
      (Seller) American Brokers Conduit          NORWEST FUNDING INC.
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Signed: Michael Strauss /s/ Michael Strauss       Signed: /s/ James R. Loving
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   Its: President                                    Its: Senior Vice President
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 Dated: July 8, 1996                               Dated: Aug. 13, 1996
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[LOGO] NORWEST FUNDING

Norwest Funding, Inc.                                                Addendum to
3601 Minnesota Drive - Suite 200                              Purchase Agreement
Minneapolis, Minnesota 55435
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This addendum to the purchase agreement of July 8, 1996 between Norwest Funding,
Inc. (Norwest) and Michael Strauss, Inc. (Company Name) (American Home Mortgage, dba American Brokers Conduit), (AKA).

I hereby give my consent to Norwest Funding, Inc. to make changes to the documents assigned to Norwest Mortgage, Inc. by Michael Strauss, Inc. dba American Home Mortgage, dba American Brokers Conduit (Company Name) to conform with the intentions of Michael Strauss, Inc. dba American Home Mortgage, dba American Brokers Conduit (Company Name) and Norwest under the contract.

The types of changes I consent to be made to the documents by Norwest Funding without authorization from Michael Strauss, Inc. dba American Home Mortgage, dba American Brokers Conduit (Company Name) include the following:

                                Spelling Errors
                               Grammatical Errors
                              Typographical Errors
          Missing information where Norwest can supply the information


                                              Michael Strauss, Inc., dba
                                              American Home Mortgage, dba
Norwest Funding, Inc.                         American Brokers Conduit
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                                              (Company Name)
James R. Loving
------------------------------                Michael Strauss
(Officer's Name)                              ------------------------------
                                              (Officer's Name)
Senior Vice President
------------------------------                President
(Officer's Title)                             ------------------------------
                                              (Officer's Title)
/s/ James R. Loving
------------------------------                /s/ Michael Strauss
(Officer's Signature)                         ------------------------------
                                              (Officer's Signature)
Aug. 13, 1996
------------------------------                July 8, 1996
(Date)                                        ------------------------------
                                              (Date)
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                              NORWEST FUNDING, INC.
                  CONVENTIONAL DELEGATED UNDERWRITING AMENDMENT

This Conventional Delegated Underwriting Amendment (the "Amendment") is entered into this 10th day of February, 1998 by and between, American Home Mortgage (the "Seller") and Norwest Funding, Inc. ("Norwest").

      1. The Agreement(s). The Seller and Norwest have entered into (check the appropriate box(es)):

            |_| Conventional Loan Purchase Agreement ("CLA") dated: ________

            |X| Loan Purchase Agreement ("LPA") dated: July 8, 1996

            |_| Conventional Trade Assignment ("CTA") dated: ________

            pursuant to the terms of which, the Seller has agreed to sell to Norwest and Norwest has agreed to buy from the Seller Mortgage Loans (the CLA, LPA and CTA hereinafter referred to individually and collectively as the "Agreement(s)").

      2. Delegated Underwriting Authority. In exchange for the promises contained in this Amendment and other valuable consideration, the sufficiency of which the parties hereby acknowledge, the Seller and Norwest hereby amend the applicable Agreement(s) and the Seller Guide to provide for the Seller's participation in Norwest's Delegated Underwriting Program when the Seller delivers Delegated Loans (as defined below) to Norwest in compliance with the Agreement(s), the Seller Guide and this Amendment.

      3. Defined Terms and Ratification of the Agreement(s). Unless the context otherwise clearly requires, all capitalized terms used in this Amendment shall have the meanings specified in the Agreement(s) and the Seller Guide, and except as expressly amended hereby, the Agreement(s) and the Seller Guide remain unchanged and in full force and effect in all respects and are hereby ratified and confirmed by the parties.

      4. Delegated Loans. For purposes of the Seller's participation in the Delegate Underwriting Program, Delegated Loans are defined as Mortgage Loans meeting the following requirements:

            o     Conforming Loans up to 95% LTV (or applicable LTV program);
            o     Non-Conforming Loans up to $650,000 not to exceed 95% LTV; and
            o Non-Conforming Cooperative Share Loans up to $650,000 not to exceed 95% LTV.

      5.    Delegated Underwriting Process.

            a. Delivery. Notwithstanding the provisions of Section 500 of the Seller Guide, the Seller is not required to submit the Credit Package to Norwest for Underwriting prior to Closing.

            b. Review Standard. Seller agrees to review each Delegated Loan for conformance to the applicable Underwriting Guidelines using as its standard of care what a knowledgeable and sophisticated institutional investor active in the residential secondary mortgage market or an appropriate reviewing authority would typically expect of a mortgage loan underwriter.

            c. Closing Documents. Seller must include the underwritten Credit Package along with the Standard Closing Documents set forth in
                  Section 505 of the Seller Guide. Norwest reserves


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                  the right to refuse to Fund any Delegated Loan that does not meet Norwest's product parameters.

            d. Process Fee. Norwest shall not levy a Process Fee as set forth in the Program Documents on any Delegated Loan submitted for purchase under the Norwest Delegated Underwriting Program; provided however, the Seller pays Norwest a process fee equal to sixty dollars ($60.00) for each such Delegated Loan. This fee is not refundable.

      6. Additional Representations and Warranties. In addition to the representations and warranties set forth in the Program Documents, the Seller makes the following additional representations and warranties as to each Delegate Loan submitted to Norwest for
            Purchase: (i) each Delegated Loan complies with Norwest's product parameters and with all other terms and conditions of the Agreement(s) and the Seller Guide; (ii) each Delegated Loan complies with the applicable Underwriting Guidelines in effect at the time of delivery and provided for in the Seller Guide; and (iii) underwriters employed by the Seller underwrote each Delegated Loan.

      7. Quality Control. Prior to Norwest purchasing any Delegated Loans, Norwest shall be entitled to review the Seller's underwriting practices and quality control procedures and any other documents Norwest deems necessary as a condition of purchasing any Delegated Loans. Norwest shall also have the right to perform post-purchase reviews of Delegated Loans purchased by Norwest from the Seller. The Seller shall provide Norwest with any additional information or document which Norwest reasonably determines is required to perform such post purchase review. Any prior or post purchase review by Norwest shall not waive or effect in any way the Seller's representations or warranties or Norwest's rights and remedies under the terms and conditions of the Program Documents.

      8.    Termination.

            a. Upon Default. Either party may immediately terminate this Amendment if the other party fails to perform any of this Amendment's material terms and conditions.

            b. Required by Law. This Amendment shall automatically terminate when required by any governmental authority or court of law, If any order or ruling of any governmental authority or court of law shall require a party to be in default of any obligation pursuant to this Amendment, then this Amendment may be terminated by such party immediately upon notice to the other party.

            c. Termination by Norwest. Norwest may immediately terminate this Amendment at any time at its sole option upon written notice to the Seller.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first set forth above.


AMERICAN HOME MORTGAGE                     NORWEST FUNDING, INC.


By: /s/ Michael Strauss                    By: /s/ [ILLEGIBLE]
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Its: President                             Its: Senior Vice President
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Date: 2/12/98                              Date: 2/13/98
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